Exhibit 10.1
WAIVER TO FOURTH AMENDED
AND RESTATED CREDIT AGREEMENT
This WAIVER TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Waiver”), dated as of November 1, 2011, is made by and among PINNACLE ENTERTAINMENT, INC., a Delaware corporation (the “Borrower”), BARCLAYS BANK PLC, as the administrative agent (the “Administrative Agent”), and the Required Lenders (as defined below).
Recitals
A. The Borrower, the Lenders, and the Administrative Agent have entered into that certain Fourth Amended and Restated Credit Agreement, dated as of August 2, 2011 (the “Credit Agreement”), among the Borrower, the several banks and other financial institutions or entities from time to time parties to thereto, as Lenders, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC, as joint lead arrangers and joint book runners (in such capacities, the “Arrangers”), Bank of America, N.A., JPMorgan Chase Bank, N.A., Credit Agricole Corporate and Investment Bank, Deutsche Bank Securities Inc. and Wells Fargo Bank, N.A., as Syndication Agents, UBS Securities LLC and Capital One National Association, as Senior Managing Agents, and the Administrative Agent. Unless otherwise noted herein, any terms defined in the Credit Agreement and not defined in this Waiver are used herein as defined in the Credit Agreement after giving effect to this Waiver.
B. The Borrower has informed the Administrative Agent and the Lenders that (i) the Borrower’s previously issued financial statements for the three and six month periods ended June 30, 2011, respectively (the “Financials”), incorrectly accounted for certain awards associated with the Borrower’s mychoice customer loyalty program; and (ii) (a) as described in that certain letter dated October 26, 2011 from the Borrower to the Administrative Agent, as a result of the inaccuracies in the Financials and the effect of such inaccuracies with respect to Sections 4.1(c), 4.7, 4.18 and 6.1(b) of the Credit Agreement one or more Events of Default now exist and are continuing and (b) additional Defaults or Events of Default may have arisen under the Credit Agreement and the other Loan Documents as a result of the giving of representations and warranties which may have been misleading as a result of such inaccuracies, or under cross-default clauses triggered by the defaults described in clause (ii)(a) above (such Defaults and Events of Default described in this clause (ii) shall be referred to as the “Existing Defaults”).
C. The Borrower has requested that the Administrative Agent and the Lenders waive the Existing Defaults.
D. Subject to the terms and conditions set forth herein, the Required Lenders are willing to waive the Existing Defaults as hereinafter set forth.
Now Therefore, in consideration of the premises and the mutual agreements set forth herein, the Borrower, the Administrative Agent and the Required Lenders agree as follows:
Section 1. Waiver of Existing Defaults. Subject to the terms and conditions herein, upon the effectiveness of this Waiver, the Administrative Agent and the Lenders signatory hereto hereby waive the Existing Defaults provided however that such waiver shall in no way constitute a waiver of any other Default or Event of Default which may have occurred but which is not specifically referenced as the “Existing Defaults,” nor shall this waiver obligate the Administrative Agent and the Lenders to provide any further waiver of any other Default or Event of Default under the Credit Agreement. Other than in respect of the Existing Defaults, this waiver shall not preclude the future exercise of any right, power, or privilege available to the Administrative Agent or the Lenders whether under the Credit Agreement, the other Loan Documents or otherwise.

Section 2. Representations and Warranties of the Borrower. In order to induce the Required Lenders to enter into this Waiver, the Borrower represents and warrants to the Lenders that:
2.1 Organizational Power; Authorization; Enforceable Obligations. The Borrower has the organizational power and authority, and the legal right, to make, deliver and perform this Waiver and each Subsidiary Guarantor has the organizational power and authority, and the legal right, to make, deliver and perform the Consent of Guarantors in the form of Exhibit A attached hereto (the “Consent”). Each Loan Party has taken all necessary corporate or other action to authorize the execution, delivery, and performance of this Waiver and the Consent, as applicable, and the performance of the Loan Documents to which it is a party as modified by this Waiver. This Waiver and the Consent have each been duly executed and delivered on behalf of each Loan Party that is a party hereto. This Waiver, the Consent, and the Loan Documents, as amended by this Waiver, constitute a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
2.2 No Legal Bar. The execution, delivery and performance of this Waiver, the Consent and the Loan Documents, as modified by this Waiver, will not violate in any material respect any Requirement of Law or any Contractual Obligation of the Borrower or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents or permitted thereunder). No Requirement of Law or Contractual Obligation applicable to the Borrower or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect.
2.3 No Default. After giving effect to this Waiver, no event has occurred, is continuing, or will result from the execution and delivery of this Waiver or the Consent, that would constitute a Default or an Event of Default.
2.4 Representations and Warranties. After giving effect to this Waiver, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects as if made on and as of the Waiver Effective Date (except for those representations and warranties that speak as of a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such specific date).
Section 3. Conditions to Effectiveness of this Waiver. This Waiver, and the waivers contained herein, shall be effective on the date (such date, the “Waiver Effective Date”) when each of the following conditions has been satisfied:
3.1 Execution of Waiver. The Borrower and the Required Lenders shall have executed and delivered this Waiver.
3.2 Execution of Subsidiary Guarantor Consent. Each of the Guarantors shall have executed and delivered the Consent of Guarantors in the form of Exhibit A attached hereto.

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3.3 Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Waiver Effective Date as if made on and as of such date after giving effect to this Waiver.
3.4 No Default. After giving effect to this Waiver and the extension of credit to be made on such date, if any, and the application of the proceeds of such extension of credit, no Default or Event of Default shall have occurred and be continuing on the Waiver Effective Date.
3.5 Approvals. All governmental and third party approvals necessary or advisable in connection with the transactions contemplated by this Waiver shall have been obtained and be in full force and effect or otherwise applied for or requested (and the Borrower has no reason to believe that they will not be obtained in due course), and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the amendments contemplated hereby.
3.6 Revised Financial Statements. The Borrower shall have delivered the following to the Lenders:
(a) Revised financial statements for the three and six month periods ended June 30, 2011, required to be delivered pursuant to Section 6.1(b) of the Credit Agreement, along with the deliveries required pursuant to Section 6.2(b) of the Credit Agreement concurrently with the delivery of such revised financial statements; and
(b) A copy of any filings made with the SEC with respect to such revised financial statements on or prior to the Waiver Effective Date.
Section 4. Effect Of Waiver; Ratification. This Waiver is a Loan Document. From and after the date on which this Waiver becomes effective, all references in the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement as modified hereby. Except as expressly waived herein, the Credit Agreement and the other Loan Documents, including the Liens granted thereunder, shall remain in full force and effect, and all terms and provisions thereof are hereby ratified and confirmed.
Section 5. Borrower Confirmation. The Borrower confirms that as modified hereby, each of the Loan Documents is in full force and effect, and that none of the Loan Parties has any defenses, setoffs or counterclaims to its Obligations.
Section 6. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 7. No Waiver. Except as expressly set forth herein, the execution, delivery and effectiveness of this Waiver does not constitute a waiver of any Default or Event of Default, amend or modify any provision of any Loan Document or constitute a course of dealing or any other basis for altering the Obligations of any Loan Party.

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Section 8. Integration. The Credit Agreement and the other Loan Documents (as modified by this Waiver) represents the entire agreement of the parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, the Lead Arranger or any Lender relative to the subject matter hereof not expressly set forth or referred to herein.
Section 9. Captions. The catchlines and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof.
Section 10. Counterparts. This Waiver may be executed by one or more of the parties to this Waiver on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Waiver shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Waiver signed by all the parties shall be lodged with the Administrative Agent.
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IN WITNESS WHEREOF, each of the undersigned as duly executed this Waiver as of the date set forth above.

BORROWER:	PINNACLE ENTERTAINMENT, INC., a Delaware corporation
	By:	/s/ Carlos A. Ruisanchez
		Name:	Carlos A. Ruisanchez
		Title:	Executive Vice President and Chief Financial Officer
Waiver to Fourth Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT:

BARCLAYS BANK PLC
By:	/s/ Craig J. Malloy
	Name:	Craig J. Malloy
	Title:	Director
Waiver Signature Page

LENDER: BANK OF AMERICA, N.A.
By:	/s/ Brian D. Corum
	Name:	Brian D. Corum
	Title:	Managing Director
Waiver Signature Page

LENDER: JPMorgan Chase Bank, N.A.
By:	/s/ Marc E. Costantino
	Name:	Marc E. Costantino
	Title:	Executive Director
Waiver Signature Page

LENDER: Barclays Bank PLC
By:	/s/ Craig J. Malloy
	Name:	Craig J. Malloy
	Title:	Director
Waiver Signature Page

LENDER:

Credit Agricole Corporate and Investment Bank

By:	/s/ David Bowers

	Name:	David Bowers

	Title:	Managing Director

By:	/s/ Joseph A. Asciolla

	Name:	Joseph A. Asciolla

	Title:	Managing Director

Waiver Signature Page

LENDER: DEUTSCHE BANK TRUST COMPANY AMERICAS
By:	/s/ Mary Kay Coyle
	Name:	Mary Kay Coyle
	Title:	Managing Director

By:	/s/ David A. Reid
	Name:	David A. Reid
	Title:	Director
Waiver Signature Page

LENDER:

Wells Fargo Bank

By:	/s/ Rick Bokum

	Name:	Rick Bokum

	Title:	Managing Director

Waiver Signature Page

LENDER:

Capital One, N.A.

By:	/s/ Ross Wales

	Name:	Ross Wales

	Title:	Senior Vice President

Waiver Signature Page

LENDER:

UBS LOAN FINANCE LLC

By:	/s/ Irja R. Otsa

	Name:	Irja R. Otsa

	Title:	Associate Director

By:	/s/ Omar Musule

	Name:	Omar Musule

	Title:	Associate Director

Waiver Signature Page

Exhibit A
CONSENT OF GUARANTORS
Each of the undersigned is a Guarantor of the Obligations of the Borrower under the Credit Agreement and hereby (a) consents to the foregoing Waiver, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Waiver, the obligations of each of the undersigned Guarantors are not impaired or affected and the Guaranties continue in full force and effect and (c) ratifies its Guaranty and each of the Loan Documents to which it is a party.

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this CONSENT OF GUARANTORS as of the date set forth above.

BILOXI CASINO CORP., a Mississippi corporation CASINO MAGIC CORP., a Minnesota corporation ST. LOUIS CASINO CORP., a Missouri corporation

By:	/s/ Carlos A. Ruisanchez

	Name:	Carlos A. Ruisanchez
	Title:	Chief Financial Officer

CASINO ONE CORPORATION, a Mississippi corporation PNK (BOSSIER CITY), INC., a Louisiana corporation

By:	/s/ Carlos A. Ruisanchez

	Name:	Carlos A. Ruisanchez
	Title:	Treasurer

BELTERRA RESORT INDIANA, LLC, a Nevada limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Carlos A. Ruisanchez

		Name:	Carlos A. Ruisanchez
		Title:	Executive Vice President and Chief Financial Officer

BOOMTOWN, LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Carlos A. Ruisanchez

		Name:	Carlos A. Ruisanchez
		Title:	Executive Vice President and Chief Financial Officer
Waiver to Fourth Amended and Restated Credit Agreement

PNK (ES), LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Carlos A. Ruisanchez

		Name:	Carlos A. Ruisanchez
		Title:	Executive Vice President and Chief Financial Officer

PNK (ST. LOUIS RE), LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Carlos A. Ruisanchez

		Name:	Carlos A. Ruisanchez
		Title:	Executive Vice President and Chief Financial Officer

PNK (CHILE 1), LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc, its sole member

	By:	/s/ Carlos A. Ruisanchez

		Name:	Carlos A. Ruisanchez
		Title:	Executive Vice President and Chief Financial Officer

PNK (CHILE 2), LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc, its sole member

	By:	/s/ Carlos A. Ruisanchez

		Name:	Carlos A. Ruisanchez
		Title:	Executive Vice President and Chief Financial Officer
Waiver to Fourth Amended and Restated Credit Agreement

OGLE HAUS, LLC, an Indiana limited liability company

By:	Belterra Resort Indiana, LLC, its sole member

	By:	Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Carlos A. Ruisanchez

		Name:	Carlos A. Ruisanchez
		Title:	Executive Vice President and Chief Financial Officer

PNK (LAKE CHARLES), L.L.C., a Louisiana limited liability company

By:	Pinnacle Entertainment, Inc., its sole member and manager

	By:	/s/ Carlos A. Ruisanchez

		Name:	Carlos A. Ruisanchez
		Title:	Executive Vice President and Chief Financial Officer

PNK (RENO), LLC, a Nevada limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Carlos A. Ruisanchez

		Name:	Carlos A. Ruisanchez
		Title:	Executive Vice President and Chief Financial Officer

LOUISIANA-I GAMING, a Louisiana partnership in Commendam

By:	Boomtown, LLC, its general partner

	By:	Pinnacle Entertainment, Inc., its sole member

		By:	/s/ Carlos A. Ruisanchez

Name: Carlos A. Ruisanchez
Title: Executive Vice President and Chief Financial Officer
Waiver to Fourth Amended and Restated Credit Agreement

PNK (BATON ROUGE) PARTNERSHIP, a Louisiana partnership

By:	PNK Development 8, LLC, its Managing Partner

	By:	Pinnacle Entertainment, Inc., its sole member

		By:	/s/ Carlos A. Ruisanchez

			Name:	Carlos A. Ruisanchez
			Title:	Executive Vice President and Chief Financial Officer

PNK Development 7, LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Carlos A. Ruisanchez

		Name:	Carlos A. Ruisanchez
		Title:	Executive Vice President and Chief Financial Officer

PNK Development 8, LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Carlos A. Ruisanchez

		Name:	Carlos A. Ruisanchez
		Title:	Executive Vice President and Chief Financial Officer

PNK Development 9, LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Carlos A. Ruisanchez

		Name:	Carlos A. Ruisanchez
		Title:	Executive Vice President and Chief Financial Officer
Waiver to Fourth Amended and Restated Credit Agreement

PNK (OHIO), LLC, an Ohio limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Carlos A. Ruisanchez

		Name:	Carlos A. Ruisanchez
		Title:	Executive Vice President and Chief Financial Officer

PNK (OHIO) II, LLC, an Ohio limited liability company

By:	PNK (Ohio), LLC, its sole member

	By:	Pinnacle Entertainment, Inc., its sole member

		By:	/s/ Carlos A. Ruisanchez

			Name:	Carlos A. Ruisanchez
			Title:	Executive Vice President and Chief Financial Officer

PNK (OHIO) III, LLC, an Ohio limited liability company

By:	PNK (Ohio), LLC, its sole member

	By:	Pinnacle Entertainment, Inc., its sole member

		By:	/s/ Carlos A. Ruisanchez

			Name:	Carlos A. Ruisanchez
			Title:	Executive Vice President and Chief Financial Officer
Waiver to Fourth Amended and Restated Credit Agreement

PNK (SCB), L.L.C., a Louisiana limited liability company

By:	PNK Development 7, LLC, its sole member

	By:	Pinnacle Entertainment, Inc., its sole member

		By:	/s/ Carlos A. Ruisanchez

			Name:	Carlos A. Ruisanchez
			Title:	Executive Vice President and Chief Financial Officer

PNK (STLH), LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Carlos A. Ruisanchez

		Name:	Carlos A. Ruisanchez
		Title:	Executive Vice President and Chief Financial Officer

President Riverboat Casino-Missouri, Inc., a Missouri corporation

By:	/s/ Carlos A. Ruisanchez

	Name:	Carlos A. Ruisanchez
	Title:	Chief Financial Officer and Treasurer

PNK (River City), LLC, a Missouri limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

	By:	/s/ Carlos A. Ruisanchez

		Name:	Carlos A. Ruisanchez
		Title:	Executive Vice President and Chief Financial Officer

YANKTON INVESTMENTS, LLC, a Nevada limited liability company

By:	/s/ John A. Godfrey

	Name:	John A. Godfrey
	Title:	Manager
Waiver to Fourth Amended and Restated Credit Agreement